Assets Reorganization Agreement

This agreement is signed by the following parties in Shenzhen on December 15, 2018:

Party A: JiaLiJia Group Corporation, Ltd.

Address: 999 Dongsheng road, Antown,Xishandistrict, Wuxi

Legal representative: DongzhiZhang (designated person)

Party B1: Shenzhen WenchuanIndustrial Corporation, Ltd.

Address: beside Jihe expressway, Yingren Shi village, Shiyan town, Baoan district, Shenzhen

Legal representative:Jianan Wu

Party B2: Hunan RuchengWenchuanGas Corporation, Ltd.

Address: Samsung industrial park, Ruchengcounty, Chenzhou city, Hunan province

Legal representative: Jianan Wu

Party A and party B agree to restructure the assets in the following ways:

1. party A purchases 70% equity of party B. Party B shall hold party A's

16571 equity and 12 million RMB in cash by means of cash and equity exchange. The new stock structure is as follows:

(1) Shenzhen WenchuanIndustrial Corporation, Ltd.: Jianan Wu: 30%, JiaLiJia Group Corporation, Ltd.:70%.

(2) Hunan RuchengWenchuanGas Corporation, Ltd. : Jianan Wu: 30%, JiaLiJia Group Corporation, Ltd.:70%.

2. Both parties agree that the original articles of association of party a (the articles of Incorporation which is filed with Industry and Commerce) shall be amended in accordance with the relevant provisions of this agreement at the new company’s first shareholders' meeting. And the new articles of Incorporation shall not conflict with the relevant provisions of this agreement.

3. All disputes arising out of or in connection with this agreement, or in the performance of this agreement shall be settled by both parties through friendly negotiations. In case no settlement can be reached through friendly negotiations, both parties should agree to submit such dispute to the arbitration commission of Shenzhen.

4. This agreement is made in triplicate. Each party hereto shall hold one copy which has the same legal effect. The remaining would be reported to related government department.

Party A (seal):

Legal representative:

Date of signature:

Party B1 (seal):

Legal representative:

Date of signature:

Party B2 (seal):

Legal representative:

Date of signature:

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